UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2007

AMERICAN COMMUNITY NEWSPAPERS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32549 (Commission File Number)	20-2521288 (IRS Employer Identification No.)

14875 Landmark Blvd., Suite 110, Addison, Texas (Address of Principal Executive Offices)	75254 (Zip Code)

(972) 628-4080
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.02 — Results of Operations and Financial Condition

Item 7.01 — Regulation FD Disclosure

On August 13, 2007, American Community Newspapers Inc. (“ACN”) held a conference call with investors, analysts and others discussing the second fiscal quarter financial results for its recently acquired operating business, American Community Newspapers LLC, including a question and answer period. A transcript of that conference call is being furnished with this Current Report on Form 8-K and is attached to this report as Exhibit 99.1.

This information furnished hereunder, including the related exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01 — Financial Statement and Exhibits

(d)	Exhibits:

Exhibit	Description
99.1	Transcript of American Community Newspapers Inc. conference call held on August 13, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2007	AMERICAN COMMUNITY NEWSPAPERS INC.
	By:	/s/ Gene Carr
Gene Carr
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Transcript of American Community Newspapers Inc. conference call held on August 13, 2007.